UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7170

TCW Funds, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                    Report to Stockholders.

TCW INTERNATIONAL

AND GLOBAL FUNDS

2006 ANNUAL REPORT

Where experts invest.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Table of Contents	October 31, 2006
Letter To Shareholders	1

Management Discussions	2

Schedules of Investments:

TCW Asia Pacific Equities Fund	9

TCW Emerging Markets Equities Fund	13

TCW Emerging Markets Income Fund	18

TCW Global Equities Fund	23

Statements of Assets and Liabilities	28

Statements of Operations	29

Statements of Changes in Net Assets	30

Notes to Financial Statements	32

Financial Highlights	40

Report of Independent Registered Public Accounting Firm	46

Shareholder Expenses	47

Proxy Voting Guidelines and Availability of Quarterly Portfolio Schedule	48

Tax Information Notice	49

Advisory and Sub-advisory Agreements Disclosure	50

Directors and Officers	53

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INTERNATIONAL AND GLOBAL FUNDS

To Our Valued Shareholders

We are pleased to submit the October 31, 2006 annual reports for the TCW Funds, Inc.

The TCW Funds continue to provide our clients with targeted investment strategies featuring competitive expense ratios with no front-end loads or deferred sales charges. In the pages that follow, we have provided detailed information and analysis outlining the performance of each of our funds.

On behalf of the Board and everyone at TCW, I would like to thank you for your continued support. As always, we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our website at www.tcw.com or call our shareholder services department at 1-800-FUND-TCW (1-800-386-3829).

Sincerely,

Alvin R. Albe, Jr.
President and Chief Executive Officer

November 13, 2006

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Management Discussions

The TCW Asia Pacific Equities Fund (the "Fund") gained 34.52% for the year ended October 31, 2006. The Fund's benchmark returned 32.56% over the same period.

Positive contribution from stock selection was the primary factor behind the Fund's outperformance. Stock selection in China, Hong Kong, and Taiwan was the principal reason for the excess return. The Fund did not make significant country bets during the fiscal year as we believe that stock selection is a more effective way to generate outperformance.

During the first seven months of the year, Asian equity markets performed strongly; thanks to China's continuing strong growth and strong cash inflow into Korea's equity market. There was strong momentum with favorable conditions for equity investments such as robust regional economies, strong corporate earnings growth, and high-risk appetite of investors. However, during May and June, after the rate hike in the U.S. in mid-May, global equity markets witnessed a sharp correction. In China, most news flow was related to the government's new measures to curb property market speculations. This led Korea to suffer from aggressive selling by the foreign investors. Hedge funds were desperate to unwind their massive long positions. From mid-June, the Asian equity markets resumed their upward movement with the help of an improved outlook in oil price, inflation, and expectation on the pause of U.S. Fed rate hike. Despite political instability due to the scandal by the President's family, the Taiwanese market recovered thanks to recovery of the Japanese economy and a favorable cross straits relationship with China. The upward trend of Asian equity markets was not affected by shocking events such as Thailand's military coup or North Korea's nuclear missile test.

We maintain our core scenario that the U.S. economy is heading for a soft landing, which will ease inflationary pressure and oil prices. Given the strong growth and easing inflationary pressure, we remain bullish in Asian equities and will focus on domestic demand related stocks.

TCW Asia Pacific Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Management Discussions

The total return for the TCW Emerging Markets Equities Fund (the "Fund") for the year ended October 31, 2006, was 28.59%. The Fund's benchmark returned 35.42% over the same period.

Markets over the period were volatile, commencing with a strong rally, reaching record levels in early May. During May and June, markets fell sharply as a result of an extended period of profit taking by investors as concerns lingered over a sharp slowdown in the global economy. The correction was severe enough for markets to return to the levels last seen at the beginning of the year. From the year lows reached in mid-June, investor sentiment once again turned positive and emerging markets rallied on the back of increased risk appetite, regaining earlier losses.

For several years, emerging markets have been driven by a benign global economic backdrop and improving fundamentals. Emerging markets have become much more domestically focused with less reliance on global markets to sustain the growth they have become accustomed to. Structural changes have left them much less vulnerable to deteriorating global economic conditions. Governments have aggressively deleveraged, particularly focusing on foreign denominated debt, while targeting lower levels of inflation and exhibiting much more responsibility in terms of fiscal spending.

The Fund was overweight energy through the first part of the year, which positively impacted performance as the price of oil rose to record levels; Brent crude reaching over USD 78/barrel. The energy overweight was closed out through the second half of the year as oil prices appeared to have risen too sharply and current supply tightness has eased. Through reduction in our energy overweight, we added technology stocks, where we had been aggressively underweight. The sector had been an underperformer for some time. Q4 is a seasonally strong quarter for technology stocks and this has been reflected in strong performances from selective technology stocks recently.

The Fund has suffered from its underweight position in India, which despite its rich valuation has been the second best performing market over the period. India has been a huge beneficiary of specialist BRIC (Brazil, Russia, India & China) fund money, as investors have sought to gain exposure to some of the fastest growing economies in the world. This has meant investors have been willing to pay significant valuation premiums to tap in to this growth. Performance also suffered late towards the end of the fiscal period from its overweight in Russian energy stocks. Oil has fallen approximately 30% from its earlier highs, leading investors to aggressively take profits as the outlook for energy stocks has deteriorated.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

TCW Emerging Markets Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2006, the TCW Emerging Markets Income Fund (the "Fund") posted a gain of 8.31% and 7.60% on its I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The Fund's benchmark returned 11.24% over the same period. Negative excess returns for the year were mainly attributable to our underweight positions in lower rated sovereigns such as Argentina, Ecuador, Uruguay, the Philippines and the Dominican Republic.

The cessation of the U.S. Federal Reserve's tightening cycle following its June 2006 rate hike sparked a third quarter rally in U.S. asset prices. The 10-year U.S. Treasury yield plunged from 5.24% in June to 4.60% in October, as fixed income investors turned more bearish on growth, more dovish on inflation, and began pricing in Fed easing during the spring of 2007. This backdrop provided a boost to emerging market bonds during the third quarter. As a result, following a very weak second quarter, emerging market debt bounced back during the summer and early autumn.

Although the U.S. Fed retains its official tightening bias and several Fed Governors have made statements interpreted as somewhat hawkish, the FOMC's decision to keep Fed Funds steady at 5.25% during its August, September, and October 2006 meetings has eased investor fears about U.S. inflation. The recent decline in energy prices has further contributed to the more dovish sentiment. This outlook stands in contrast to the rest of the G3, where the growth outlook is somewhat better and rate hike expectations remain in place for both the ECB and the Bank of Japan. Despite this year's synchronized G3 monetary tightening, global interest rates remain fairly accommodative.

Our current base case scenario envisions soft landings for the U.S. and China, continued geopolitical risks, and commodity prices to remain range bound in coming quarters. Thus, with global growth likely to slow moderately in late 2006 and into 2007 and liquidity conditions becoming somewhat less accommodating, we maintain underweight allocations to markets exhibiting economic imbalances or a deteriorating policy mix.

Our bias to stay defensive is supported by heightened political risk, as evidenced by the market-unfriendly presidential campaign in Ecuador, the recent coup in Thailand, and declining public support in Turkey for eventual European Union membership. These are just a few of the localized political problems now evident across the EM universe. We also anticipate a continuation of geopolitical tensions that have intensified in recent years, including North Korea's pursuit of deliverable nuclear weapons, the war in Iraq, Iran's effort to develop its nuclear technology, and the stalled Israeli-Palestinian peace process.

Our overall portfolio positioning remains defensive as we allow transitional risks to play out and market uncertainties to clear. In this environment, we continue to favor higher rated credits (BBBs vs BBs vs Bs) which should prove less susceptible to a possible global cyclical downturn and the inevitable negative impact it would have on the emerging market credit cycle.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

TCW Emerging Markets Income Fund - I Class

TCW Emerging Markets Income Fund - N Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Management Discussions

For the year ended October 31, 2006, the TCW Global Equities Fund (formerly "TCW Global Alpha Fund" and formerly "TCW Select International Growth Equities Fund") (the "Fund") posted a gain of 26.10% and 26.00% on its I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The Fund's benchmark, (MSCI World), returned 21.91% over the same period.

Effective April 1, 2006, the Fund's investment mandate was modified from that of an international fund to a global fund and the Fund's portfolio manager changed.

Since April, Global Equity markets have experienced contrasted returns. During May, all the markets went down sharply on the back of fears of inflation, further rate hikes, and sluggish confidence. Japan was particularly hurt while the U.S. market showed stronger resilience.

Most equity markets started to recover in July particularly through defensive sectors. Following the performance of quality stocks in July, August saw a sector rotation with a significant shift back into high-beta stocks. Withdrawals from the oil sector have been numerous on the part of U.S. and UK hedge funds. Consequently, at the sector level, energy was the clear underperformer in August, while information technology stocks recovered significantly after having underperformed over several months. This trend continued in September while in October, Global Equity markets recovered by returning to the year highs set in May, boosted by positive earnings surprise, lower oil prices and bond yield, and consequently less concern on inflation. Investors were mindful of the losses which occurred in May and favored the segments with the highest visibility. Energy and Commodities related industries recovered after the recent correction of oil prices and of major commodities while Telecoms outperformed.

The cautious stance we took on markets at the beginning of the year benefited the Fund during the summer, where our overweight in the more defensive sectors such as Health Care and exposure to the U.S. resisted the correction in May. In September, we increased our exposure on Energy, where we found interesting opportunities after the sharp decline in the oil price in August.

Overall, stock selection contributed to the Fund's excess return compensating for a slight negative from sector allocation particularly with respect to Utilities, Information Technology, and Financials during the period. The Fund benefited from stock selection in the Health Care sector through notably Pfizer and Abbott Laboratories. Xstrata and Mittal Steel in the Materials sector also positively contributed to out performance as well as Oracle in the Information Technology sector. During the period, in terms of stock selection, our performance was hurt by Kubota (Japan — Industrials), Cigna (U.S. — Health Care), and Norfolk Southern (U.S. — Transportation).

The bulk of the outperformance over the period was achieved in July (+215 bps) in a context of increasing volatility, thanks to our ability to select high-quality stocks with strong visibility. The worst month was August. During the first half of August, results were relatively good. However, the Fund ran out of steam during the second half of the month, principally due to the Fund's holdings in the U.S. energy, financial, and technology sectors, and in the Japanese industrials and consumer discretionary sectors.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

TCW Global Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

TCW Global Equities Fund - N Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Schedule of Investments	October 31, 2006

Number of Shares	Equity Securities	Value
	Common Stock
	China (10.6% of Net Assets)
523,000	China Life Insurance Company, Limited, Class H	$1,102,491
120,000	China Merchants Bank Company, Limited, Class H	187,243	*
75,000	Industrial and Commercial Bank of China	33,546	*
830,000	PetroChina Company, Limited, Class H	915,594
30,000	SPG Land (Holdings), Limited	21,323	*
290,000	Zijin Mining Group Company, Limited	167,917
	Total China (Cost: $1,736,750)	2,428,114
	Hong Kong (20.4%)
156,000	AAC Acoustic Technology Holdings, Incorporated	180,724	*
33,000	Cheung Kong Holdings, Limited	358,433
150,000	China Mobile, Limited	1,218,118
332,500	China Overseas Land & Investment, Limited	302,160
420,000	Denway Motors, Limited	155,130
42,000	Esprit Holdings, Limited	406,194
30,000	Hong Kong Exchanges & Clearing, Limited	237,525
97,500	HongKong Electric Holdings, Limited	458,407
30,000	Hutchison Whampoa, Limited	265,837
62,000	Hysan Development Company, Limited	155,973
62,500	Kerry Properties, Limited	230,010
16,370	Sun Hung Kai Properties, Limited	178,699
25,000	Wharf Holdings, Limited	84,700
45,500	Wing Hang Bank, Limited	442,170
	Total Hong Kong (Cost: $3,553,367)	4,674,080
	Indonesia (2.2%)
274,000	PT Bank Central Asia Tbk	139,508
302,000	PT Telekomunikasi Indonesia Tbk	276,695
140,000	PT United Tractors Tbk	100,267
	Total Indonesia (Cost: $340,631)	516,470
	Malaysia (3.5%)
78,000	Bumiputra-Commerce Holdings BHD	147,208
39,900	Genting BHD	292,146
40,000	IJM Corporation BHD	67,304
63,500	IOI Corporation BHD	298,741
	Total Malaysia (Cost: $658,188)	805,399
	Philippines (1.6%)
438,500	Ayala Land, Incorporated	133,973
100,000	Banco de Oro Universal Bank	86,417	*
3,000	Philippine Long Distance Telephone Company	143,248
	Total Philippines (Cost: $293,914)	363,638
	Singapore (9.5%)

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value
64,000	Capitaland, Limited	$224,057
120,000	Cosco Corporation Singapore, Limited	147,839
54,000	Ezra Holdings Pte, Limited	136,113
30,000	Keppel Corporation, Limited	304,571
59,000	Keppel Land, Limited	208,661
58,000	SIA Engineering Company, Limited	139,511
20,000	Singapore Airlines, Limited	194,827
63,000	Singapore Exchange, Limited	181,690
48,000	United Overseas Bank, Limited	545,078
40,000	UOL Group, Limited	102,746
	Total Singapore (Cost: $1,554,478)	2,185,093
	South Korea (23.7%)
9,630	Daewoo Shipbuilding & Marine Engineering Company, Limited	309,211
2,820	Daishin Securities Company, Limited	63,653
4,300	Hynix Semiconductor, Incorporated	155,820	*
3,030	Hyundai Engineering & Construction Company, Limited	169,201	*
3,210	Hyundai Heavy Industries Company, Limited	471,367
3,480	Hyundai Motor Company	282,434
5,200	Kookmin Bank	412,324
7,610	Korea Electric Power Corporation	293,356
7,000	KT Corporation	317,765
4,060	KT&G Corporation	250,763
2,670	NHN Corporation	264,465	*
1,007	Pohang Iron & Steel Company, Limited	281,635
2,030	Samsung Electronics Company, Limited	1,314,560
1,770	Samsung Fire & Marine Insurance Company, Limited	274,057
1,510	Shinhan Financial Group Company, Limited	69,791
468	Shinsegae Company, Limited	269,596
3,400	SK Corporation	249,606
	Total South Korea (Cost: $4,408,441)	5,449,604
	Taiwan (22.6%)
165,000	Acer, Incorporated	298,936
18,955	Catcher Technology Company, Limited	163,374
182,960	Cathay Financial Holding Company, Limited	354,656
50,443	Cheng Uei Precision Industry Company, Limited (Foxlink)	174,325
262,890	China Steel Corporation	232,380
332,696	Chinatrust Financial Holding Company, Limited	241,139
36,000	Chong Hong Construction Company, Limited	96,086
87,150	Delta Electronics, Incorporated	246,159
504,079	Eva Airways Corporation	198,641
52,279	Formosa Chemicals & Fibre Corporation	79,545
74,000	Formosa International Hotels Corporation	197,831
46,000	Foxconn International Holding, Limited	152,467	*
32,200	Foxconn Technology Company, Limited	313,675
30,354	Hon Hai Precision Industry Company, Limited (144A) (GDR)	388,531	* **
43,200	Hon Hai Precision Industry Company, Limited (Foxconn)	279,440

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

October 31, 2006

Number of Shares	Equity Securities	Value
	Taiwan (Continued)
9,450	Largan Precision Company, Limited	$187,686
40,040	MediaTek, Incorporated	389,806
30,000	Shin Zu Shing Company, Limited	188,798
135,000	Taiwan Fertilizer Company, Limited	219,134
82,020	Taiwan Semiconductor Manufacturing Company, Limited (ADR)	795,594
	Total Taiwan (Cost: $4,450,764)	5,198,203
	Thailand (2.9%)
630,000	Amata Corporation Public Company, Limited	272,357
89,700	Bumrungrad Hospital Public Company, Limited	89,783
104,800	PTT Exploration & Production Public Company, Limited	311,089
	Total Thailand (Cost: $548,750)	673,229
	Total Common Stock (Cost: $17,545,283) (97.0%)	22,293,830
	Preferred Stock
	South Korea (Cost: $133,634) (0.8%)
360	Samsung Electronics Company, Limited	174,458
	Total Equity Securities (Cost: $17,678,917) (97.8%)	22,468,288
Principal Amount	Short-Term Investments
$449,961	Investors Bank & Trust Depository Reserve, 3.65%	449,961
	Total Short-Term Investments (Cost: $449,961) (1.9%)	449,961
	Total Investments (Cost: $18,128,878) (99.7%)	22,918,249
	Excess of Other Assets over Liabilities (0.3%)	60,878
	Net Assets (100.0%)	$22,979,127

Notes to the Schedule of Investments:

ADR  -   American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR  -   Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

  *  Non-income producing.

  **  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the value of these securities amounted to $388,531 or 1.69% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Investments by Industry*

Industry	Percentage of Net Assets
Airlines	1.8%
Automobiles	1.2
Automotive	0.7
Banking	0.8
Capital Markets	0.3
Chemicals	1.3
Commercial Banks	9.2
Communications Equipment	1.5
Computers & Peripherals	3.4
Construction & Engineering	1.0
Diversified Financial Services	1.8
Diversified Telecommunication Services	3.2
Electric Utilities	3.3
Electrical Equipment	0.8
Electronic Equipment & Instruments	4.0
Electronics	0.8
Energy Equipment & Services	0.6
Food & Staples Retailing	1.2
Food Products	1.3
Health Care Providers & Services	0.4
Home Construction, Furnishings & Appliances	0.4
Hotels, Restaurants, & Leisure	2.2
Industrial Conglomerates	2.4
Insurance	7.5
Internet Software & Services	1.1
Leisure Equipment & Products	0.8
Machinery	3.8
Marine	0.6
Metals & Mining	2.9
Oil, Gas & Consumable Fuels	6.4
Real Estate	0.1
Real Estate Management & Development	9.8
Semiconductors & Semiconductor Equipment	12.4
Specialty Retail	1.8
Tobacco	1.1
Transportation Infrastructure	0.6
Wireless Telecommunication Services	5.3
Short-Term Investments	1.9
Total	99.7%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Schedule of Investments	October 31, 2006

Number of Shares	Equity Securities	Value
	Common Stock
	Argentina (2.2% of Net Assets)
7,900	IRSA Inversiones y Representaciones, S.A. (GDR)	$113,523	*†
5,500	Tenaris, S.A. (ADR)	212,245
	Total Argentina (Cost: $285,129)	325,768
	Brazil (6.9%)
5,500	Companhia Siderurgica Nacional, S.A. (ADR)	171,435
13,400	Medial Saude, S.A.	136,006	*
6,000	Petroleo Brasileiro, S.A. (ADR)	485,760
4,900	Submarino, S.A. (GDR)	200,538	*
	Total Brazil (Cost: $878,179)	993,739
	Chile (Cost: $145,532) (1.0%)
3,100	Banco Santander Chile, S.A. (ADR)	149,513
	China (7.1%)
4,100	China Life Insurance Company, Limited (ADR)	346,573
3,454	China Petroleum & Chemical Corporation (ADR)	239,604	†
392,000	China Telecom Corporation, Limited	147,621
655,000	Industrial and Commercial Bank of China	292,973	*
	Total China (Cost: $899,013)	1,026,771
	Egypt (4.2%)
3,120	Orascom Construction Industries (GDR)	272,376
5,975	Orascom Telecom Holding S.A.E. (GDR)	336,392	†
	Total Egypt (Cost: $585,369)	608,768
	Hong Kong (4.8%)
56,000	China Mobile, Limited	454,764
2,772	CNOOC, Limited (ADR)	232,349
	Total Hong Kong (Cost: $462,964)	687,113
	Hungary (Cost: $126,194) (0.9%)
1,339	Mol Magyar Olaj-es Gazipari Rt (GDR)	133,167
	India (Cost: $343,227) (2.5%)
7,000	Infosys Technologies, Limited (ADR)	364,700
	Indonesia (3.8%)
295,000	PT Bank Rakyat Indonesia Tbk	158,244
31,000	PT Semen Gresik Persero Tbk	98,689
8,000	PT Telekomunikasi Indonesia Tbk (ADR)	292,480
	Total Indonesia (Cost: $411,237)	549,413
	Israel (Cost: $419,570) (2.9%)
12,700	Teva Pharmaceutical Industries, Limited (ADR)	418,719
	Malaysia (3.5%)
12,800	British American Tobacco Malaysia BHD	148,063
76,500	Public Bank BHD	143,470
193,500	SP Setia BHD	207,671
	Total Malaysia (Cost: $471,126)	499,204

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value
	Mexico (5.2%)
9,900	America Movil, S.A. de C.V. (ADR)	$424,413
54,600	Empresas ICA, S.A. de C.V.	186,965	*
3,800	Grupo Aeroportuario del Sureste S.A. de C.V (ADR)	144,134	†
	Total Mexico (Cost: $692,018)	755,512
	Philippines (3.7%)
114,140	Bank of the Philippine Islands	141,767
4,800	Philippine Long Distance Telephone Company (ADR)	228,528
871,000	SM Prime Holdings, Incorporated	158,864
	Total Philippines (Cost: $458,232)	529,159
	Russia (8.8%)
3,900	Mobile Telesystems (ADR)	171,912
14,430	OAO Gazprom (Reg. S) (ADR)	611,255
1,811	OAO LUKOIL (ADR)	145,786
4,594	OAO TMK (Reg. S) (GDR)	115,999	*
2,072	RAO Unified Energy System (GDR)	155,918
843	RAO Unified Energy System (Reg. S) (GDR)	63,478
	Total Russia (Cost: $1,064,686)	1,264,348
	South Africa (4.8%)
6,700	Gold Fields, Limited (ADR)	112,292
3,200	Impala Platinum Holdings, Limited (ADR)	137,760
8,245	Sasol, Limited (ADR)	282,061
13,511	Standard Bank Group, Limited	158,420
	Total South Africa (Cost: $656,643)	690,533
	South Korea (15.9%)
1	Hana Financial Group, Incorporated	46
3,337	Kookmin Bank (ADR)	264,824	†
2,203	LG Electronics, Incorporated (144A) (GDR)	38,663	**
13,045	LG Electronics, Incorporated (Reg. S) (GDR)	228,940
2,225	NHN Corporation	220,388	*
2,432	Samsung Electronics Company, Limited (144A) (Reg. S) (GDR)	788,576	**
6,370	Shinhan Financial Group Company, Limited	294,414
382	Shinsegae Company, Limited	220,055
10,200	SK Telecom Company, Limited (ADR)	245,616	†
	Total South Korea (Cost: $2,276,762)	2,301,522
	Taiwan (10.5%)
162,528	Chi Mei Optoelectronics Corporation	167,889
12,222	China Steel Corporation (GDR)	215,718
182	Chunghwa Telecom Company, Limited (ADR)	3,329
74,000	Delta Electronics, Incorporated	209,016
172,000	Far EasTone Telecommunications Company, Limited	196,538
16,675	Hon Hai Precision Industry Company, Limited (GDR)	212,606
298,000	SinoPac Financial Holdings Company, Limited	150,623
36,700	Taiwan Semiconductor Manufacturing Company, Limited (ADR)	355,990	†
	Total Taiwan (Cost: $1,486,965)	1,511,709

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

October 31, 2006

Number of Shares	Equity Securities	Value
	Thailand (2.0%)
24,615	PTT Public Company, Limited	$148,816
19,300	Siam Cement Public Company, Limited	139,574
	Total Thailand (Cost: $297,016)	288,390
	Turkey (1.0%)
1	Trakya Cam Sanayii A.S.	2
40,517	Turkiye Garanti Bankasi A.S.	146,975
	Total Turkey (Cost: $154,594)	146,977
	Total Common Stock (Cost: $12,114,456) (91.7%)	13,245,025
	Preferred Stock
	Brazil (5.1%)
17,400	Companhia Vale do Rio Doce (ADR)	377,928
4,500	Unibanco—Uniao de Bancos Brasileiros, S.A. (GDR)	354,375
	Total Brazil (Cost: $655,573)	732,303
	Russia (Cost: $162,834) (0.9%)
1,500	Surgutneftegaz (ADR)	133,500
	Total Preferred Stock (Cost: $818,407) (6.0%)	865,803
	Total Equity Securities (Cost: $12,932,863) (97.7%)	14,110,828
	Short-Term Investments
	Money Market Investments (Cost: $9,073)
9,073	Merrimac Cash Fund—Premium Class, 5.092%	9,073	***
Principal Amount	Other Short-Term Investments ▲
$11,342	Abbey National PLC, 5.27%, due 11/16/06	11,342	***
22,682	Abbey National PLC, 5.28%, due 12/01/06	22,682	***
28,354	ABN Amro Bank NV, 5.305%, due 11/21/06	28,354	***
28,354	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	28,354	***
22,790	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	22,683	***
29,488	Bank of America, 5.27%, due 11/10/06	29,488	***
28,354	Bank of America, 5.3%, due 11/20/06	28,354	***
11,342	Bank of Montreal, 5.28%, due 12/04/06	11,342	***
28,354	Barclays Bank PLC, 5.3%, due 01/02/07	28,354	***
7,966	Barton Capital LLC, 5.268%, due 11/02/06	7,939	***
17,077	Barton Capital LLC, 5.27%, due 11/07/06	17,013	***
33,952	Barton Capital LLC, 5.277%, due 11/17/06	33,843	***
11,342	BNP Paribas, 5.28%, due 12/15/06	11,342	***
11,342	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	11,342	***
11,437	Charta LLC, 5.314%, due 11/01/06	11,342	***
18,995	CIESCO, 5.29%, due 11/16/06	18,851	***
11,398	Commonwealth Bank of Australia, 5.286%, due 11/30/06	11,342	***
11,439	Compass Securitization, 5.305%, due 12/15/06	11,342	***
11,435	CRC Funding LLC, 5.314%, due 12/19/06	11,342	***
22,683	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	22,683	***
28,354	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	28,354	***

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$11,378	Fairway Finance, 5.277%, due 11/17/06	$11,342	***
11,048	Fairway Finance, 5.299%, due 11/15/06	10,977	***
17,982	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	17,906	***
22,683	Fortis Bank, 5.3%, due 11/20/06	22,683	***
11,417	General Electric Capital Services, Inc., 5.285%, due 11/03/06	11,342	***
11,397	Greyhawk Funding, 5.296%, due 11/27/06	11,342	***
28,354	Harris Trust & Savings, 5.28%, due 11/22/06	28,354	***
22,683	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	22,683	***
367,718	Investors Bank & Trust Depository Reserve. 3.65%	367,718
17,090	Jupiter Securitization Corp., 5.284%, due 11/06/06	17,013	***
11,348	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	11,342	***
11,387	Lexington Parker Capital Co., 5.291%, due 11/09/06	11,342	***
17,090	Liberty Street, 5.284%, due 11/13/06	17,013	***
11,377	Old Line Funding LLC, 5.276%, due 11/15/06	11,342	***
17,090	Ranger Funding, 5.294%, due 11/16/06	17,013	***
17,048	Ranger Funding, 5.296%, due 11/29/06	17,013	***
39,696	Royal Bank of Canada, 5.3%, due 11/17/06	39,696	***
22,683	Royal Bank of Scotland, 5.31%, due 01/11/07	22,683	***
17,035	Sheffield Receivables Corp., 5.267%, due 11/02/06	17,013	***
22,683	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	22,683	***
12,648	Svenska Handlesbanken, 5.3%, due 11/01/06	12,648	***
11,347	Three Pillars Funding LLC, 5.285%, due 11/20/06	11,342	***
17,013	Toronto Dominion Bank, 5.3%, due 12/11/06	17,013	***
45,367	UBS AG, 5.3%, due 01/04/07	45,367	***
17,080	Variable Funding Capital Co., 5.271%, due 11/07/06	17,013	***
17,100	Variable Funding Capital Co., 5.287%, due 11/28/06	17,013	***
5,683	Yorktown Capital LLC, 5.292%, due 11/15/06	5,671	***
	Total Other Short-Term Investments (Cost: $1,242,255)	1,242,255
	Total Short-Term Investments (Cost: $1,251,328) (8.7%)	1,251,328
	Total Investments (Cost: $14,184,191) (106.4%)	15,362,156
	Liabilities in Excess of Other Assets (– 6.4%)	(922,766)
	Net Assets (100.0%)	$14,439,390

Notes to the Schedule of Investments:

ADR  -   American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR  -   Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

Reg. S  -   Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.

  *  Non-income producing.

  **  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2006, the value of these securities amounted to $827,239 or 5.73% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  ***  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲  Other Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, and/or Time Deposits.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Commercial Banks	15.5%
Construction & Engineering	3.2
Construction Materials	1.7
Diversified Telecommunication Services	3.0
Electric Utilities	1.5
Electronic Equipment & Instruments	4.1
Energy Equipment & Services	2.2
Food & Staples Retailing	1.5
Household Durables	1.9
Insurance	3.4
Internet & Catalog Retail	1.4
Internet Software & Services	1.6
IT Services	2.5
Metals & Mining	7.1
Oil, Gas & Consumable Fuels	16.6
Pharmaceuticals	2.9
Real Estate Management & Development	3.3
Semiconductors & Semiconductor Equipment	8.0
Tobacco	1.0
Transportation Infrastructure	1.0
Wireless Telecommunication Services	14.3
Short-Term Investments	8.7
Total	106.4%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Argentina (Cost: $400,000) (0.8% of Net Assets)
$400,000	Pan American Energy, LLC, (144A), 7.75%, due 02/09/12	$402,000	*
	Barbados (2.4%)
400,000	Government of Barbado, (Reg. S), 6.625%, due 12/05/35	410,744
600,000	Sagicor Financial, Limited, (144A), 7.5%, due 05/12/16	612,066	*
200,000	Sagicor Financial, Limited, (Reg. S), 7.5%, due 05/12/16	204,022
	Total Barbados (Cost: $1,205,582)	1,226,832
	Brazil (6.3%)
630,000	Banco BMG S.A., (Reg. S), 9.15%, due 01/15/16	636,930
250,000	Bertin Ltda., (144A), 10.25%, due 10/05/16	256,250	*
350,000	Embraer Overseas, Limited, (144A), 6.375%, due 01/24/17	350,000	*
850,000	Petrobras International Finance Co., 8.375%, due 12/10/18	996,625
850,000	Vale Overseas, Limited, 8.25%, due 01/17/34	982,175
	Total Brazil (Cost: $3,174,945)	3,221,980
	Chile (5.4%)
420,000	Enersis SA, 7.375%, due 01/15/14	451,078
2,300,000	Republic of Chile, Variable Rate based on LIBOR + 0.40%, due 01/28/08	2,304,600
	Total Chile (Cost: $2,760,611)	2,755,678
	Colombia (6.2%)
1,100,000	Drummond Co., Inc., (144A), 7.375%, due 02/15/16	1,053,250	*
500,000	Republic of Colombia, 7.375%, due 01/27/17	530,500
621,385	Republic of Colombia, 9.75%, due 04/09/11	679,795
865,000	Republic of Columbia, 7.375%, due 09/18/37	894,410
	Total Colombia (Cost: $3,070,600)	3,157,955
	Costa Rica (Cost: $503,721) (1.0%)
500,000	Republic of Costa Rica, (Reg. S), 6.548%, due 03/20/14	506,750
	Dominican Republic (3.2%)
500,000	Cap Cana S.A., (144A), 9.625%, due 11/03/13	505,000	*
1,880,000	TRICOM S.A., 11.375%, due 09/01/04	1,146,800	**#
	Total Dominican Republic (Cost: $2,221,659)	1,651,800
	Egypt (3.2%)
910,236	Petroleum Export, Limited, Series A3, (144A), 5.265%, due 06/15/11	884,067	*
750,000	Republic of Egypt, 4.45%, due 09/15/15	725,925
	Total Egypt (Cost: $1,638,892)	1,609,992
	El Salvador (Cost: $967,184) (2.2%)
1,000,000	Republic of El Salvador, (144A), 7.65%, due 06/15/35	1,095,500	*
	India (Cost: $490,877) (1.0%)
500,000	Industrial Development Bank of India, 4.75%, due 03/03/09	488,322
	Indonesia (5.0%)
500,000	Excelcomindo Finance Co., (Reg. S), 7.125%, due 01/18/13	498,125
500,000	PT Bank Danamon Indonesia Tbk, (Reg. S), 7.65%, due 03/30/14	508,958

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

October 31, 2006

Principal Amount		Fixed Income Securities	Value
		Indonesia (Continued)
	$1,672,800	Republic of Indonesia, Loan Participation Agreement dated 06/14/95, Credit Suisse First Boston International as Counterparty, Variable Rate based on LIBOR + 0.875%, due 12/14/19	$1,547,340	**
		Total Indonesia (Cost: $2,283,029)	2,554,423
		Israel (Cost: $608,308) (1.2%)
	650,000	Teva Pharmaceutical Finance LLC, 6.15%, due 02/01/36	636,120
		Kazakhstan (9.3%)
	350,000	ALB Finance BV, (144A),, 9.25%, due 09/25/13	345,625	*
	500,000	HSBK Europe BV, (144A), 7.75%, due 05/13/13	516,875	*
	780,000	Intergas Finance BV, (Reg. S), 6.875%, due 11/04/11	801,450
	750,000	Kazakhstan Temir Zholy Finance BV, Series E, 7%, due 05/11/16	785,325
	500,000	Kazkommerts International BV, (Reg. S), 8%, due 11/03/15	514,150
	500,000	Temir Capital BV, 9.25%, due 03/23/09	505,200
	750,000	Tengizchevroil Finance Co., (Reg. S), 6.124%, due 11/15/14	746,175
	500,000	TuranAlem Finance BV, (144A), 8%, due 03/24/14	503,750	*
		Total Kazakhstan (Cost: $4,666,377)	4,718,550
		Malaysia (Cost: $1,007,277) (2.0%)
	1,000,000	Penerbangan Malaysia Berhad, (Reg. S), 5.625%, due 03/15/16	1,012,330
		Mexico (12.5%)
	510,000	Controladora Mabe S.A. de C.V., (Reg. S), 6.5%, due 12/15/15	517,538
	555,000	Corporation Interamericana de Entretenimiento, S.A. de C.V., (Reg. S), 8.875%, due 06/14/15	549,450
	500,000	Grupo Gigante S.A. de C.V, (144A), 8.75%, due 04/13/16	505,000	*
	2,900,000	Grupo Isuacell S.A. de C.V., 10%, due 06/15/07	2,726,000	**#
	1,000,000	Grupo Iusacell S.A. de C.V., 14.25%, due 12/01/06	481,250	**#
	500,000	Grupo Posadas S.A. de C.V., (Reg. S), 8.75%, due 10/04/11	522,500
	530,000	Pemex Project Funding Master Trust, 5.75%, due 12/15/15	523,375
	500,000	United Mexican States, Variable Rate based on LIBOR + 0.70%, due 01/13/2009	505,250
		Total Mexico (Cost: $5,823,188)	6,330,363
		Panama (3.0%)
	1,000,000	AES El Salvador Trust, (Reg. S), 6.75%, due 02/01/16	996,190
	500,000	Republic of Panama, 7.25%, due 03/15/15	536,750
		Total Panama (Cost: $1,494,738)	1,532,940
		Peru (3.2%)
	499,200 1,060,000	Republic of Peru, Front Loaded Interest Reduction Bonds, 5%, due 03/07/17 Southern Copper Corp., 7.5%, due 07/27/35	494,208 1,132,207
		Total Peru (Cost: $1,539,779)	1,626,415
		Russia (15.6%)
	300,000	Alfa Bond Issuance PLC (Alpha Bank), 8.625%, due 12/09/15	301,635
RUB	40,400,000	Dali Capital S.A. (JSG Vneshtorgbk), 7%, due 04/13/09	1,529,438
	$1,370,000	GPB Eurobond Finance PLC, (Gazprombank), 6.5%, due 09/23/15	1,350,806

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Russia (Continued)
$1,000,000	Mobile Telesystems Finance S.A., (Reg. S), 8%, due 01/28/12	$1,035,900
1,360,000	Or-ICB S.A. (ICB), 6.2%, due 09/29/15	1,355,363
280,000	RSHB Capital S.A. (AG BK), (144A), 7.175%, due 05/16/13	294,980	*
450,000	Russian Standard Finance S.A., (144A), 8.625%, due 05/05/11	447,750	*
930,000	TNK-BP Finance S.A., (144A), 7.5%, due 07/18/16	977,709	*
600,000	VimpelCom, (144A), 8.25%, due 05/23/16	621,780	*
	Total Russia (Cost: $7,792,683)	7,915,361
	Singapore (Cost: $994,318) (2.0%)
1,000,000	ICICI Bank Ltd., (Reg. S), 5.75%, due 11/16/10	997,302
	South Africa (Cost: $789,076) (1.5%)
750,000	Republic of South Africa, 6.5%, due 06/02/14	789,375
	South Korea (2.4%)
225,000	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Company, 6.875%, due 12/15/11	189,000
650,000	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Company., Variable Rate based on U.S. LIBOR + 3.25%, due 12/15/11	559,000
500,000	Republic of Korea, 4.875%, due 09/22/14	487,110
	Total South Korea (Cost: $1,360,149)	1,235,110
	Trinidad & Tobago (1.6%)
500,000	National Gas Co. of Trinidad and Tobago, Limited, 6.05%, due 01/15/36	495,400
320,000	National Gas Co. of Trinidad and Tobago, Limited, (144A), 6.05%, due 01/15/36	317,056	*
	Total Trinidad & Tobago (Cost: $786,572)	812,456
	Turkey (5.2%)
800,000	Bosphorus Financial Services, Limited, (144A), Variable Rate based on the LIBOR + 1.80%, due 02/15/12	813,520	*
1,765,000	Republic of Turkey, 7.25%, due 03/15/15	1,809,125
	Total Turkey (Cost: $2,518,052)	2,622,645
	Ukraine (2.9%)
970,000	Exim Ukraine, 6.8%, due 10/04/12	943,325
500,000	Kyivstar, (Reg. S), 7.75%, due 04/27/12	512,500
	Total Ukraine (Cost: $1,403,972)	1,455,825
	Total Fixed Income Securities (Cost: $49,501,589) (99.1%)	50,356,024
	Currency Options
50,000,000	HKD Put/USD Call, Strike Price HKD 7.80, expires 01/12/07	—
39,000,000	USD Put/CNY Call, Strike Price CNY 7.891, expires 11/02/06	78,000
	Total Currency Options (Cost: $348,380) (0.2%)	78,000

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

October 31, 2006

Principal Amount	Short-Term Investments	Value
$226,602	Investors Bank & Trust Depository Reserve, 3.65%	$226,602
	Total Short-Term Investments (Cost: $226,602) (0.4%)	226,602
	Total Investments (Cost: $50,076,571) (99.7%)	50,660,626
	Excess of Other Assets over Liabilities (0.3%)	149,032
	Net Assets (100.0%)	$50,809,658

Notes to the Schedule of Investments:

RUB  -   Russian Ruble.

CNY  -   Chinese Yuan.

HKD  -   Hong Kong Dollar.

Reg. S  -  Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United states except under special exemptions.

  **  Non-income producing.

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2006, the value of these securities amounted to $10,502,178 or 20.67% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  #  Company is in default and is not making interest payments.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

Investments by Industry*

Industry	Percentage of Net Assets
Aerospace & Defense	0.7%
Banking	13.4
Beverages, Food & Tobacco	0.5
Communications	2.2
Electric Utilities	0.9
Electronics	1.5
Entertainment & Leisure	2.1
Financial Services	22.6
Food Retailers	1.0
Insurance	1.6
Lodging	1.0
Metals	2.2
Oil & Gas	6.9
Pharmaceuticals	1.2
Radio Telephone Communications	1.2
Sovereign Government	26.6
Telephone Communications, exc. Radio	6.4
Telephone Systems	4.0
Transportation	1.9
U.S. Government Obligations	1.4
Short-Term Investments	0.4
Total	99.7%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Schedule of Investments	October 31, 2006

Number of Shares	Equity Securities	Value
	Common Stock
	Australia (1.8% of Net Assets)
22,460	Alinta, Limited	$184,235
25,021	BHP Billiton, Limited	532,230
19,411	Foster's Group, Limited	96,893
46,016	Macquarie Airports	114,341
	Total Australia (Cost: $865,180)	927,699
	Belgium (1.0%)
3,032	Delhaize Group	245,139
3,185	Mobistar S.A.	263,817
	Total Belgium (Cost: $468,804)	508,956
	Canada (2.2%)
9,221	Candian National Railway Company	440,291
9,484	Teck Cominco, Limited, Class B	699,672	†
	Total Canada (Cost: $1,013,027)	1,139,963
	Finland (1.5%)
34,369	Nokia Oyj	683,172
3,746	TietoEnator Oyj	103,623	†
	Total Finland (Cost: $795,831)	786,795
	France (6.2%)
2,615	Compagnie Generale des Etablissements Michelin, Class B	213,155
4,126	Groupe Danone	604,093
24,288	Total S.A.	1,643,036
3,692	Vinci S.A.	415,947
9,954	Vivendi Universal S.A.	377,142
	Total France (Cost: $2,937,135)	3,253,373
	Germany (3.5%)
31,347	Accenture, Limited, Class A	1,031,630
8,959	Adidas-Salomon AG	449,368
2,470	Altana AG	138,000
6,479	Deutsche Post AG	179,569
	Total Germany (Cost: $1,710,228)	1,798,567
	Great Britain (12.8%)
11,393	AstraZeneca PLC	671,309
11,140	Barratt Developments PLC	229,751
48,287	BT Group PLC	256,636
3,303	Carnival PLC	160,726
23,058	Charter PLC	405,216	*
24,365	GlaxoSmithKline PLC	649,237
19,248	National Grid PLC	245,395
152,987	Old Mutual PLC	495,101
11,637	Reckitt Benckiser PLC	505,817
38,577	Royal Dutch Shell PLC, B Shares	1,385,919

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value
	Great Britain (Continued)
29,211	Smith & Nephew PLC	$285,270
11,891	Unilever PLC	295,240
19,908	United Business Media PLC	262,918
19,827	Xstrata PLC	844,097
	Total Great Britain (Cost: $6,130,857)	6,692,632
	Hong Kong (Cost: $495,730) (0.9%)
138,454	Wharf Holdings, Limited	469,080
	Japan (7.5%)
13,574	JFE Holdings, Incorporation	544,146
6,335	Kao Corporation	166,090
54	KDDI Corporation	335,902
87,778	Kubota Corporation	764,549
104,972	Mazda Motor Corporation	708,043
14,479	RICOH Company, Limited	285,174
18,099	Sompo Japan Insurance, Inc.	239,673
81	Sumitomo Mitsui Financial Group, Incorporated	883,680
	Total Japan (Cost: $4,022,190)	3,927,257
	Netherlands (3.9%)
29,582	Aegon, N.V.	543,584
18,289	ING Groep, N.V.	810,014
15,320	Mittal Steel Company, N.V.	656,266
	Total Netherlands (Cost: $1,848,636)	2,009,864
	Norway (Cost: $723,595) (1.4%)
29,193	Statoil ASA	740,812
	Spain (3.7%)
66,060	Banco Bilbao Vizcaya Argentaria, S.A.	1,601,673
9,321	Sociedad General de Aguas de Barcelona S.A., Class A	327,607
	Total Spain (Cost: $1,767,352)	1,929,280
	Sweden (Cost: $374,850) (0.8%)
12,859	ForeningsSparbanken AB	420,679
	United States (47.3%)
32,424	Aetna, Inc.	1,336,517
3,565	ALLTEL Corporation	190,050
18,099	Altria Group, Incorporated	1,471,992
12,723	Armor Holdings, Incorporated	654,726	*
27,600	Bank of America Corporation	1,486,812
13,149	BJ Services Corporation	396,574
30,903	Citigroup, Incorporated	1,550,094
12,207	Computer Sciences Corporation	645,140	*
18,940	ConocoPhillips	1,140,946
13,728	Countrywide Financial Corporation	523,311	†
9,547	Eaton Corporation	691,489
30,161	Foot Locker, Incorporated	699,434

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

October 31, 2006

Number of Shares	Equity Securities	Value
	United States (Continued)
7,520	Goldman Sachs Group, Inc.	$1,427,221
9,366	International Business Machines Corporation	864,763
20,361	Johnson & Johnson	1,372,331	†
12,217	Marathon Oil Corporation	1,055,549
41,627	Motorola, Incorporation	959,919
13,375	Occidental Petroleum Corporation	627,823
6,633	Omnicom Group, Incorporated	672,918	†
59,725	Oracle Corporation	1,103,121	*†
5,611	Safeco Corporation	326,504
28,505	Texas Instruments, Incorporated	860,281	†
13,918	TJX Companies, Incorporated (The)	402,926
13,411	Toll Brothers, Incorporated	387,712	*†
4,615	TXU Coporation	291,345
16,596	Wal-Mart Stores, Inc.	817,851
27,736	Wyeth	1,415,368
12,461	Yum! Brands, Incorporated	740,931
7,239	Zimmer Holdings, Incorporated	521,280	*
	Total United States (Cost: $23,007,219)	24,634,928
	Total Common Stock (Cost: $46,160,634) (94.5%)	49,239,885
Number of Rights
	Rights
	Spain (Cost: $0) (0.0%)
9,321	Sociedad General de Aguas de Barcelona, S.A., Expires 11/14/06	3,212
	Total Equity Securities (Cost: $46,160,634) (94.5%)	49,243,097
Number of Shares	Short-Term Investments
	Money Market Investments
43,129	Merrimac Cash Fund—Premium Class, 5.092%	43,129	**
36,071	TCW Money Market Fund, 3.64%	36,071	#
	Total Money Market Investments (Cost: $79,200)	79,200
Principal Amount	Other Short-Term Investments ▲
$53,915	Abbey National PLC, 5.27%, due 11/16/06	53,915	**
107,822	Abbey National PLC, 5.28%, due 12/01/06	107,822	**
134,777	ABN Amro Bank NV, 5.305%, due 11/21/06	134,777	**
134,777	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	134,777	**
108,327	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	107,822	**
140,168	Bank of America, 5.27%, due 11/10/06	140,168	**
134,777	Bank of America, 5.3%, due 11/20/06	134,777	**
53,911	Bank of Montreal, 5.28%, due 12/04/06	53,911	**
134,777	Barclays Bank PLC, 5.3%, due 01/02/07	134,777	**
37,865	Barton Capital LLC, 5.268%, due 11/02/06	37,738	**
81,174	Barton Capital LLC, 5.27%, due 11/07/06	80,866	**
161,385	Barton Capital LLC, 5.277%, due 11/17/06	160,866	**

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$53,911	BNP Paribas, 5.28%, due 12/15/06	$53,911	**
53,911	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	53,911	**
54,365	Charta LLC, 5.314%, due 11/01/06	53,911	**
90,289	CIESCO, 5.29%, due 11/16/06	89,604	**
54,180	Commonwealth Bank of Australia, 5.286%, due 11/30/06	53,911	**
54,372	Compass Securitization, 5.305%, due 12/15/06	53,911	**
54,357	CRC Funding LLC, 5.314%, due 12/19/06	53,911	**
107,822	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	107,822	**
134,777	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	134,777	**
54,085	Fairway Finance, 5.277%, due 11/17/06	53,911	**
52,514	Fairway Finance, 5.299%, due 11/15/06	52,176	**
85,476	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	85,113	**
107,822	Fortis Bank, 5.3%, due 11/20/06	107,822	**
54,267	General Electric Capital Services, Inc., 5.285%, due 11/03/06	53,911	**
54,173	Greyhawk Funding, 5.296%, due 11/27/06	53,911	**
134,777	Harris Trust & Savings, 5.28%, due 11/22/06	134,777	**
107,822	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	107,822	**
2,957,762	Investors Bank & Trust Depository Reserve, 3.65%	2,957,762
81,234	Jupiter Securitization Corp., 5.284%, due 11/06/06	80,866	**
54,180	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	53,911	**
54,125	Lexington Parker Capital Co., 5.291%, due 11/09/06	53,911	**
81,234	Liberty Street, 5.284%, due 11/13/06	80,866	**
54,077	Old Line Funding LLC, 5.276%, due 11/15/06	53,911	**
81,235	Ranger Funding, 5.294%, due 11/16/06	80,866	**
81,271	Ranger Funding, 5.296%, due 11/29/06	80,866	**
188,688	Royal Bank of Canada, 5.3%, due 11/17/06	188,688	**
107,822	Royal Bank of Scotland, 5.31%, due 01/11/07	107,822	**
80,973	Sheffield Receivables Corp., 5.267%, due 11/02/06	80,866	**
107,822	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	107,822	**
60,122	Svenska Handlesbanken, 5.3%, due 11/01/06	60,122	**
54,172	Three Pillars Funding LLC, 5.285%, due 11/20/06	53,911	**
80,866	Toronto Dominion Bank, 5.3%, due 12/11/06	80,866	**
215,644	UBS AG, 5.3%, due 01/04/07	215,644	**
81,186	Variable Funding Capital Co., 5.271%, due 11/07/06	80,866	**
81,282	Variable Funding Capital Co., 5.287%, due 11/28/06	80,866	**
27,015	Yorktown Capital LLC, 5.292%, due 11/15/06	26,955	**
	Total Other Short-Term Investments (Cost: $7,114,715)	7,114,715
	Total Short-Term Investments (Cost: $7,193,915) (13.8%)	7,193,915
	Total Investments (Cost: $53,354,549) (108.3%)	56,437,012
	Liabilities in Excess of Other Assets (– 8.3%)	(4,330,370)
	Net Assets (100.0%)	$52,106,642

Notes to the Schedule of Investments:

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  #  Affiliated Investment.

  ▲  Other Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, and/or Time Deposits.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace/Defense	1.3%
Air Freight & Logistics	0.3
Auto Components	0.4
Automobiles	1.4
Banking	3.0
Beverages	0.2
Capital Markets	2.7
Commercial Banks	2.5
Communications	1.3
Communications Equipment	1.8
Computer Software & Services	0.5
Computers & Peripherals	1.7
Construction	0.7
Construction & Engineering	0.8
Diversified Financial Services	7.5
Diversified Telecommunication Services	0.5
Energy & Oil Services	1.4
Energy Equipment & Services	0.8
Food & Staples Retailing	1.6
Food Products	1.7
Food Retailers	0.5
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	2.6
Hotels, Restaurants, & Leisure	1.8
Household Durables	0.4
Household Products	1.3
Independent Power Producers & Energy Traders	0.6
Insurance	3.1
IT Services	3.4
Machinery	3.6
Media	2.5
Metals	1.0
Metals & Mining	5.2
Multi-Utilities	0.5
Oil, Gas & Consumable Fuels	11.6
Pharmaceuticals	8.1
Real Estate Management & Development	0.9
Semiconductors & Semiconductor Equipment	1.7
Software	2.1
Specialty Retail	2.1
Telephone Communications, exc. Radio	0.6
Textiles, Apparel & Luxury Goods	0.9
Thrifts & Mortgage Finance	1.0
Tobacco	2.8
Transportation	0.9
Transportation Infrastructure	0.2
Water Utilities	0.6
Wireless Telecommunication Services	0.9
Short-Term Investments	13.8
Total	108.3%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2006

	TCW Asia Pacific Equities Fund		TCW Emerging Markets Equities Fund		TCW Emerging Markets Income Fund		TCW Global Equities Fund (7)
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)(2)	$22,918		$15,362		$50,661		$56,401
Investment in Affiliated Funds, at value	—		—		—		36
Foreign Currency, at Value (3)	152		353		14		—
Receivables for Securities Sold	—		—		834		—
Receivables for Fund Shares Sold	—		—		3		—
Interest and Dividends Receivable	8		14		723		50
Foreign Tax Reclaim Receivable	—		—	(4)	—		4
Total Assets	23,078		15,729		52,235		56,491
LIABILITIES
Distributions Payable	—		—		286		—
Payables for Securities Purchased	—		315		1,034		—
Payables for Fund Shares Redeemed	—		26		5		78
Payables Upon Return of Securities Loaned	—		884		—		4,200
Accrued Capital Gain Withholding Taxes	12	(5)	—	(4)(5)	—		—
Accrued Directors' Fees and Expenses	7		7		7		7
Accrued Compliance Expense	—	(4)	—	(4)	—	(4)	—	(4)
Accrued Management Fees	19		7		31		20
Accrued Distribution Fees	—		—		—	(4)	—	(4)
Other Accrued Expenses	61		51		62		79
Total Liabilities	99		1,290		1,425		4,384
NET ASSETS	$22,979		$14,439		$50,810		$52,107
NET ASSETS CONSIST OF:
Paid-in Capital	$16,345		$23,221		$45,949		$52,825
Undistributed Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency	1,761		(10,074)		4,277		(3,892)
Unrealized Appreciation of Investments and Foreign Currency	4,777		1,177		584		3,083
Undistributed Net Investment Income	96		115		—		91
NET ASSETS	$22,979		$14,439		$50,810		$52,107
NET ASSETS ATTRIBUTABLE TO:
I Class Share	$22,979		$14,439		$50,779		$52,099
N Class Share					$31		$8
CAPTIAL SHARES OUTSTANDING: (8)
I Class Share	1,816,167		892,731		6,351,416		3,768,528
N Class Share					3,201		604
NET ASSET VALUE PER SHARE: (6)
I Class Share	$12.65		$16.17		$7.99		$13.82
N Class Share					$9.77		$13.81

(1)  The identified cost for the TCW Asia Pacific Equities Fund, the TCW Emerging Markets Equities Fund, the TCW Emerging Markets Income Fund, and the TCW Global Equities Fund at October 31, 2006, was $18,129, $14,184, $50,077, and $53,355, respectively.

(2)  The market value of securities lent for the TCW Emerging Markets Equities Fund and the TCW Global Equities Fund at October 31, 2006, was $865 and $4,068, respectively.

(3)  The identified cost for the TCW Asia Pacific Equities Fund, the TCW Emerging Markets Equities Fund, and the TCW Emerging Markets Income Fund at October 31, 2006, was $152, $354, and $14, respectively.

(4)  Amount rounds to less than $1.

(5)  Net of capital gain withholding taxes of $12 for the TCW Asia Pacific Equities Fund. The TCW Emerging Markets Equities Fund had capital gain withholding taxes of less than $1.

(6)  Represents offering price and redemption price per share.

(7)  Formerly TCW Global Alpha Fund.

(8)  The number of authorized shares for the TCW Asia Pacific Equities Fund and theTCW Emerging Markets Equities Fund is 1,667,000,000 for each of the I Class shares, the TCW Emerging Markets Income Fund and the TCW Global Equities Fund is 2,000,000,000 for each of the I Class and N Class shares.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2006

	TCW Asia Pacific Equities Fund	TCW Emerging Markets Equities Fund	TCW Emerging Markets Income Fund	TCW Global Equities Fund (5)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends (1)	$519	$374	$—	$864
Dividends from Investment in Affiliated Fund	—	—	—	2
Interest	14	9	3,732	25
Net Security Lending Income (2)	—	7	—	15
Total	533	390	3,732	906
Expenses:
Management Fees	207	132	456	335
Accounting Service Fees	3	2	12	12
Administration Fees	36	26	25	49
Administrative Services Fees :
K Class	—	—	—	—	(3)
Transfer Agent Fees:
I Class	6	18	32	7
N Class	—	—	9	7
K Class	—	—	—	1
Custodian Fees	97	71	48	64
Professional Fees	28	26	61	35
Directors' Fees and Expenses	14	14	14	14
Registration Fees:
I Class	16	16	25	15
N Class	—	—	2	12
K Class	—	—	—	2
Distribution Fees:
N Class	—	—	— (3)	—
Compliance Expense	1	— (3)	1	1
Other	15	11	38	42
Total	423	316	723	596
Less Expenses Born by Investment Advisor:
I Class	41	60	—	—
N Class	—	—	10	19
K Class	—	—	—	3
Net Expenses	382	256	713	574
Net Investment Income	151	134	3,019	332
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investments	1,785	3,038	2,713	6,116
Foreign Currency	(13)	(37)	156	(241)
Change in Unrealized Appreciation (Depreciation) on:
Investments (4)	3,954	(347)	(945)	2,329
Foreign Currency	—	4	(14)	1
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	5,726	2,658	1,910	8,205
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,877	$2,792	$4,929	$8,537

(1)  Net of foreign taxes withheld. Total amount withheld for the TCW Asia Pacific Equities Fund, the TCW Emerging Markets Equities Fund, and the TCW Global Equities Fund was $45, $46, and $52, respectively.

(2)  Net of broker fees.

(3)  Amount rounds to less than $1.

(4)  Net of capital gain withholding taxes of $6 for the TCW Asia Pacific Equities Fund. The TCW Emerging Markets Equities Fund had capital gain withholding taxes of less than $1.

(5)  Formerly TCW Global Alpha Fund.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Asia Pacific Equities Fund		TCW Emerging Markets Equities Fund
	Year Ended October 31,		Year Ended October 31,
	2006	2005	2006	2005
OPERATIONS
Net Investment Income	$151	$231	$134	$189
Net Realized Gain on Investments and Foreign Currency Tranactions	1,772	2,912	3,001	1,772
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	3,954	(1,021)	(343)	472
Increase in Net Assets Resulting from Operations	5,877	2,122	2,792	2,433
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(207)	(72)	(185)	(172)
Distributions from Net Realized Gain:
I Class	(1,298)	(609)	—	—
Total Distributions to Shareholders	(1,505)	(681)	(185)	(172)
NET CAPITAL SHARE TRANSACTIONS
I Class	1,718	3,769	(674)	2,084
Redemption Fees (Note 2)	— (1)	1	6	— (1)
Increase in Net Assets Resulting from Net Capital Share Transactions	1,718	3,770	(668)	2,084
Increase in Net Assets	6,090	5,211	1,939	4,345
NET ASSETS
Beginning of Year	16,889	11,678	12,500	8,155
End of Year	$22,979	$16,889	$14,439	$12,500

Undistributed Net Investment Income	$96	$164	$115	$186

(1)  Amount rounds to less than $1.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Income Fund		TCW Global Equities Fund (2)
	Year Ended October 31,		Year Ended October 31,
	2006	2005	2006		2005
OPERATIONS
Net Investment Income	$3,019	$4,295	$332		$6
Net Realized Gain on Investments and Foreign Currency Tranactions	2,869	2,660	5,875		3,806
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(959)	(1,323)	2,330		(633)
Increase in Net Assets Resulting from Operations	4,929	5,632	8,537		3,179
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(3,330)	(3,614)	—		—
Distributions from Net Realized Gain:
I Class	(2,031)	(1,818)	—		—
Total Distributions to Shareholders	(5,361)	(5,432)	—		—
NET CAPITAL SHARE TRANSACTIONS
I Class	(18,609)	19,861	17,044		9,043
N Class	31	—	8		—
K Class	—	—	(5	)(3)	5
Redemption Fees (Note 2)	10	46	—	(1)	3
Increase in Net Assets Resulting from Net Capital Share Transactions	(18,568)	19,907	17,047		9,051
Increase (Decrease) in Net Assets	(19,000)	20,107	25,584		12,230
NET ASSETS
Beginning of Year	69,810	49,703	26,523		14,293
End of Year	$50,810	$69,810	$52,107		$26,523

Undistributed (Distributions in excess) Net Investment Income	$—	$(15)	$91		$—

(1)  Amount rounds to less than $1.

(2)  Formerly TCW Global Alpha Fund.

(3)  For the period November 1, 2005 through December 30, 2005 (Liquidation date of the K Class shares).

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc. (formerly TCW Galileo Funds, Inc.), a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, that currently offers a selection of 23 no-load mutual funds (the "Funds"). TCW Investment Management Company (the "Advisor"') is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Société Générale Asset Management International Ltd. ("SGUK") (regulated by the Financial Services Authority in the United Kingdom) is a sub-advisor to the TCW Emerging Markets Equities Fund and the TCW Global Equities Fund. SGY Asset Management (Singapore) Ltd. ("SGY") is a sub-advisor to the TCW Asia Pacific Equities Fund. The Advisor, SGUK and SGY are second-tier subsidiaries of Société Générale Asset Management, S.A. Each fund has distinct investment objectives. The following are the objectives for the 4 International Funds that are covered in this report:

TCW Fund	Investment Objective
Non-Diversified Equity Funds

TCW Asia Pacific Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies in the Asia Pacific Region, except Australia, Japan, and New Zealand, or securities convertible into such equity securities.

TCW Emerging Markets Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies in emerging market countries around the world.

TCW Global Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies located in countries in the MSCI World Index.

Non-Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing in debt securities issued by emerging market country governments, their agencies, instrumentalities or private corporate issuers.

The TCW Global Equities Fund and the TCW Emerging Markets Income Fund offer two classes of shares: I Class and N Class. All other International Funds offer only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee. I Class shares are not subject to this fee.

The TCW Global Equities Fund (formerly "TCW Global Alpha Fund" and formerly "TCW Select International Growth Equities Fund") no longer offers the K Class shares effective December 30, 2005. Those shares were subsequently redeemed. The Fund name was changed on April 1, 2006, to reflect its new strategy which is to invest in countries that are in the MSCI World Index including issuers of U.S. companies.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

October 31, 2006

Note 2 — Significant Accounting Policies (Continued)

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value: The Net Asset Value of each fund's shares is determined by dividing the net assets of the fund by the number of issued and outstanding shares on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Security Valuations: Securities listed or traded on the New York, American, or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities, for which over-the-counter market quotations are readily available, are valued at the latest bid price.

The Company has adopted, after the approval by the Company's Board of Directors, a fair valuation methodology for the funds that invest in foreign equity securities (exclusive of Latin American equity securities) to prevent "time zone arbitrage." This methodology is designed to address the effect of movements in the U.S. market to the securities traded on a foreign exchange that has been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model will be utilized each trading day and will not be dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

Redemption Fees: The International Funds impose a short-term redemption fee on shares owned less than 90 days equal to 2% of the value of the shares redeemed. Redemption fees are recorded by the Funds as additional paid-in-capital. For the year ended October 31, 2006, the redemption fees were as follows (amounts in thousands):

Redemption Fees
TCW Emerging Markets Equities Fund — I Class	$6
TCW Emerging Markets Income Fund — I Class	10

The TCW Asia Pacific Equities Fund and the TCW Global Equities Fund also received redemption fees for the year ended October 31, 2006, but the amount is less than $1 (in thousands).

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized over the life of the respective securities using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation: The books and records of each fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statements of Operations with the related

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

net realized or net unrealized gain or loss. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are considered ordinary income for federal income tax purposes.

Foreign Taxes: The funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which it invests. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Forward Foreign Currency Contracts: Certain funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss on the Statements of Assets and Liabilities. When the contract is closed or delivery is taken, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There are no forward foreign currency contracts outstanding at October 31, 2006.

Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending: The Funds may lend their securities to qualified brokers. The loaned securities are collateralized at all times with cash or other money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. See Note 3.

Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid.

At October 31, 2006, the TCW Emerging Markets Income Fund has two open currency options which are stated on the Schedule of Investments. These options are marked to market daily and the resultant unrealized gain or loss reflected on the Statements of Assets and Liabilities.

Allocation of Operating Activity for Multiple Classes: Investment income, common expenses, and realized and unrealized gains and losses are allocated among the classes of shares of the fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income; therefore, the payment of different per share dividends for each class.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

October 31, 2006

Dividends and Distributions: Distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund declares and pays, or reinvests, dividends from net investment income monthly. All other funds declare and pay, or reinvest, dividends from net investment income annually. Any net long-term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations, and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Security Lending

The Funds listed below have outstanding securities on loan at October 31, 2006. The loaned securities were collateralized with cash which was invested in short-term instruments. Income from these investments, net of broker fees, is shown on the Statements of Operations (amounts in thousands).

	Market Value of Loaned Securities	Collateral Value
TCW Emerging Markets Equities Fund	$865	$884
TCW Global Equities Fund	4,068	4,200

Note 4 — Federal Income Taxes

It is the policy of each fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2006 and 2005, the components of distributable earnings (excluding unrealized appreciation) on a tax basis were as follows (amounts in thousands):

	TCW Asia Pacific Equities Fund		TCW Emerging Markets Equities Fund
	2006	2005	2006	2005
Undistributed Ordinary Income	$1,004	$1,310	$115	$185
Undistributed Long-Term Gain	867	1,827	—	—
Total Distributable Earnings	$1,871	$3,137	$115	$185

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

	TCW Emerging Markets Income Fund		TCW Global Equities Fund
	2006	2005	2006	2005
Undistributed Ordinary Income	$680	$1,133	$92	$—
Undistributed Long-Term Gain	3,056	1,203	—	—
Total Distributable Earnings	$3,736	$2,336	$92	$—

Permanent differences incurred during the year ended October 31, 2006, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income, undistributed accumulated net realized gain (loss) and paid-in capital with no impact to the net asset value per share (amounts in thousands):

	Undistributed (Distributions in excess) Net Investment Income	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Asia Pacific Equities Fund	$(12)	$(1,662)	$1,674
TCW Emerging Markets Equities Fund	(20)	409	(389)
TCW Emerging Markets Income Fund	326	(734)	408
TCW Global Equities Fund	(241)	241	—

During the years ended October 31, 2006 and 2005, the tax character of distributions paid was as follows (amounts in thousands):

	TCW Asia Pacific Equities Fund		TCW Emerging Markets Equities Fund		TCW Emerging Markets Income Fund
	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary Income	$707	$72	$185	$172	$4,099	$3,924
Long-Term Capital Gain	798	609	—	—	976	1,509
Total Distributions	$1,505	$681	$185	$172	$5,075	$5,433

At October 31, 2006, net unrealized appreciation on investments for federal income tax purposes was as follows (amounts in thousands):

	TCW Asia Pacific Equities Fund	TCW Emerging Markets Equities Fund	TCW Emerging Markets Income Fund	TCW Global Equities Fund
Unrealized Appreciation	$4,903	$1,347	$3,335	$3,659
Unrealized (Depreciation)	(128)	(169)	(1,924)	(577)
Net Unrealized Appreciation	$4,775	$1,178	$1,411	$3,082
Cost of Investments for Federal Income Tax Purposes	$18,143	$14,184	$49,250	$53,355

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

October 31, 2006

At October 31, 2006, the following funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2007	2009	2010	2011
TCW Emerging Markets Equities Fund	$2,300	$3,732	$1,564	$2,478
TCW Global Equities Fund	—	—	$3,892	—

Note 5 — Fund Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Asia Pacific Equities Fund	1.00%
TCW Emerging Markets Equities Fund	1.00%
TCW Emerging Markets Income Fund	0.75%
TCW Global Equities Fund	0.75%

In addition to the management fees, the Funds reimburse, with approval by the Funds' Board of Directors, the Advisor costs associated in support of the Funds' Rule 38a-1 compliance obligations. These amounts are allocated to each fund based on the net management fees paid and is included on the Statement of Operations.

The operating expenses for I and N Classes are limited to the average of the total expense ratios for comparable funds as reported by Lipper, Inc. ("Lipper Average") for each fund's respective investment objective, which is subject to change on a monthly basis. This expense limitation is voluntary and is terminable on a six months notice. At October 31, 2006, the average expense ratios reported by Lipper, Inc. as they relate to each fund were:

TCW Asia Pacific Equities Fund	1.78%
TCW Emerging Markets Equities Fund	1.90%
TCW Emerging Markets Income Fund	1.40%
TCW Global Equities Fund	1.37%

The amount borne by the Advisor when the operating expenses of a fund are in excess of the Lipper Average cannot be recaptured in the subsequent fiscal years. The advisor can recapture expenses only within a given fiscal year for that year's operating expenses.

Note 6 — Distribution Plan

TCW Brokerage Services ("Distributor"), an affiliate of the Advisor, serves as the nonexclusive distributor of each class of the Company's shares. The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each fund. Under the terms of the plan, each fund compensates the distributor at a rate equal to 0.25% of the average daily net assets of the fund attributable to its N Class shares for distribution and related services.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2006, were as follows (amounts in thousands):

	TCW Asia Pacific Equities Fund	TCW Emerging Markets Equities Fund	TCW Emerging Markets Income Fund	TCW Global Equities Fund
Purchases at Cost	$27,018	$19,399	$70,460	$103,873

Sales Proceeds	$26,371	$20,087	$77,631	$89,568

U.S. Government Purchases at Cost	$—	$—	$728	$—

There were no sales of U.S. Government securities for the year ended October 31, 2006.

Note 8 — Capital Share Transactions

The Company's Articles of Incorporation permit the Board of Directors to issue one hundred seventy-two billion shares of capital stock with a par value of $0.001 per share. Transactions in each fund's shares were as follows:

TCW Asia Pacific Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	50,014	$566	1,561,235	$15,344
Shares Issued upon Reinvestment of Dividends	130,547	1,384	67,398	643
Shares Redeemed	(19,144)	(232)	(1,258,058)	(12,218)
Net Increase	161,417	$1,718	370,575	$3,769
TCW Emerging Markets Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	462,483	$7,046	305,225	$3,641
Shares Issued upon Reinvestment of Dividends	11,694	166	14,959	158
Shares Redeemed	(559,581)	(7,886)	(148,185)	(1,715)
Net Increase (Decrease)	(85,404)	$(674)	171,999	$2,084
TCW Emerging Markets Income Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	1,422,927	$11,376	4,091,780	$33,025
Shares Issued upon Reinvestment of Dividends	589,819	4,680	550,819	4,415
Shares Redeemed	(4,351,595)	(34,665)	(2,176,859)	(17,579)
Net Increase (Decrease)	(2,338,849)	$(18,609)	2,465,740	$19,861

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

October 31, 2006

Note 8 — Capital Share Transactions (Continued)

TCW Emerging Markets Income Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	3,188	$31	—	$—
Net Increase	3,188	$31	—	$—
TCW Global Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	2,539,693	$32,479	1,028,266	$10,289
Shares Redeemed	(1,190,326)	(15,435)	(123,424)	(1,246)
Net Increase	1,349,367	$17,044	904,842	$9,043
TCW Global Equities Fund	Year Ended October 31, 2006
N Class	Shares	(in thousands)
Shares Sold	589	$8
Net Increase	589	$8

There were no transactions in the TCW Global Equities Fund — N Class shares during the year ended October 31, 2005.

TCW Global Equities Fund K Class	For the period November 1, 2005 through December 30, 2005 (Liquidation of the K Class shares)		Year Ended October 31, 2005
	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	—	$—	440	$5
Shares Redeemed	(454)	(5)	—	—
Net Increase (Decrease)	(454)	$(5)	440	$5

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at October 31, 2006.

Note 10 — Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a Fund's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact, if any, of applying the various provisions of FIN 48 on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007, and will be disclosed accordingly in the future financial reports.

TCW Asia Pacific Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$10.21	$9.09	$8.92	$6.61	$6.20
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.08	0.15	0.05	0.02	(0.03)
Net Realized and Unrealized Gain on Investments	3.27	1.39	0.15	2.29	0.44
Total from Investment Operations	3.35	1.54	0.20	2.31	0.41
Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.04)	(0.03)	—	—
Distributions from Net Realized Gain	(0.78)	(0.38)	—	—	—
Total Distributions	(0.91)	(0.42)	(0.03)	—	—
Redemption Fees	0.00 (2)	0.00 (2)	—	—	—
Net Asset Value per Share, End of Year	$12.65	$10.21	$9.09	$8.92	$6.61
Total Return	34.52%	17.26%	2.28%	34.95%	6.61%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$22,979	$16,889	$11,678	$12,132	$8,777
Ratio of Expenses to Average Net Assets (3)	1.85%	1.97%	2.10%	2.21%	2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.73%	1.50%	0.55%	0.32%	(0.40)%
Portfolio Turnover Rate	131.13%	192.31%	119.25%	137.49%	88.24%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $0.01.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of average net assets, would have been 2.05%, 2.46%, 2.45%, 2.48%, and 2.18% for the years ended October 31, 2006, 2005, 2004, 2003, and 2002, respectively.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006		2005		2004		2003	2002
Net Asset Value per Share, Beginning of Year	$12.78		$10.12		$8.95		$6.42	$6.24
Income from Investment Operations:
Net Investment Income (2)	0.16		0.21		0.11		0.06	0.08
Net Realized and Unrealized Gain on Investments	3.45		2.65		1.14		2.56	0.18
Total from Investment Operations	3.61		2.86		1.25		2.62	0.26
Less Distributions:
Distributions from Net Investment Income	(0.23)		(0.20)		(0.08)		(0.09)	(0.08)
Redemption Fees	0.01		0.00	(3)	—		—	—
Net Asset Value per Share, End of Year	$16.17		$12.78		$10.12		$8.95	$6.42
Total Return	28.59%		28.70%		14.01%		41.32%	4.14%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,439		$12,500		$8,155		$19,367	$24,504
Ratio of Expenses to Average Net Assets	1.94	% (1)	2.03	% (1)	2.11	% (1)	1.85%	1.64%
Ratio of Net Investment Income to Average Net Assets	1.02%		1.80%		1.12%		0.90%	1.16%
Portfolio Turnover Rate	149.58%		84.22%		137.15%		47.98%	17.34%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six month's notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.40%, 2.45%, and 2.12% for the years ended October 31, 2006, 2005, and 2004, respectively.

(2)  Computed using average shares outstanding throughout the period.

(3)  Amount rounds to less than $0.01.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006		2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$8.03		$7.98	$9.60	$7.93	$8.21
Income from Investment Operations:
Net Investment Income (1)	0.40		0.55	0.61	0.79	0.76
Net Realized and Unrealized Gain on Investments	0.24		0.25	0.38	1.73	0.25
Total from Investment Operations	0.64		0.80	0.99	2.52	1.01
Less Distributions:
Distributions from Net Investment Income	(0.45)		(0.46)	(0.49)	(0.71)	(0.71)
Distributions from Net Realized Gain	(0.23)		(0.28)	(2.12)	(0.14)	(0.58)
Total Distributions	(0.68)		(0.74)	(2.61)	(0.85)	(1.29)
Redemption Fees	(0.00	) (2)	(0.01)	—	—	—
Net Asset Value per Share, End of Year	$7.99		$8.03	$7.98	$9.60	$7.93
Total Return	8.31%		10.06%	12.53%	33.06%	12.96%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$50,779		$69,810	$49,703	$46,794	$81,758
Ratio of Expenses to Average Net Assets	1.17%		1.16%	1.20%	1.07%	1.10%
Ratio of Net Investment Income to Average Net Assets	4.97%		6.83%	7.74%	8.76%	9.52%
Portfolio Turnover Rate	149.79%		92.86%	79.63%	115.50%	73.13%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $0.01.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,		March 1, 2004 (Commencement of Offering of N Class Shares) through
	2006	2005	October 31, 2004
Net Asset Value per Share, Beginning of Period	$9.08	$8.30	$7.72
Income (Loss) from Investment Operations:
Net Investment Income (5)	0.48	6.40	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(5.62)	0.31
Total from Investment Operations	0.69	0.78	0.58
Net Asset Value per Share, End of Period	$9.77	$9.08	$8.30
Total Return	7.60%	9.40%	7.51	% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$31	$— (4)	$—	(4)
Ratio of Expenses to Average Net Assets (3)	1.36%	1.47%	1.50	% (2)
Ratio of Net Investment Income to Average Net Assets	4.97%	6.83%	5.24	% (2)
Portfolio Turnover Rate	149.79%	92.86%	79.63	% (6)

(1)  For the period March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004, and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total operating expenses, as a percentage of average net assets, would have been 353.50% and 899.58% for the years ended October 31, 2006 and 2005, respectively, and 22.68% for the period March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004.

(4)  Amount rounds to less than $1 (in thousands).

(5)  Computed using average shares outstanding throughout the period.

(6)  Represents the Fund's turnover for the year ended October 31, 2004.

See accompanying notes to financial statements.

TCW Global Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006	2005	2004		2003	2002
Net Asset Value per Share, Beginning of Year	$10.96	$9.44	$8.65		$6.92	$8.32
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.09	0.00	(0.03)		0.00 (2)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.77	1.52	0.82		1.73	(1.41)
Total from Investment Operations	2.86	1.52	0.79		1.73	(1.40)
Redemption Fees	0.00 (2)	—	—		—	—
Net Asset Value per Share, End of Year	$13.82	$10.96	$9.44		$8.65	$6.92
Total Return	26.10%	16.10%	9.13%		25.00%	(16.83)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$52,099	$26,518	$14,293		$25,206	$36,661
Ratio of Expenses to Average Net Assets	1.28%	1.63%	1.72	% (3)	1.58%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.74%	0.03%	(0.36)%		0.02%	0.16%
Portfolio Turnover Rate	209.16%	114.71%	101.73%		92.92%	123.93%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $0.01.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of average net assets, would have been 2.50% for the year ended October 31, 2004.

See accompanying notes to financial statements.

TCW Global Equities Fund

Financial Highlights — N Class

	Year Ended October 31,					February 1, 2003 (Commencement of Offering of N Class Shares)
						through
	2006		2005	2004		October 31, 2003
Net Asset Value per Share, Beginning of Period	$10.96		$9.44	$8.65		$6.56
Income from Investment Operations:
Net Investment Income (1)	0.00	(7)	0.01	0.67		0.02
Net Realized and Unrealized Gain on Investments	2.85		1.51	0.12		2.07
Total from Investment Operations	2.85		1.52	0.79		2.09
Net Asset Value per Share, End of Period	$13.81		$10.96	$9.44		$8.65
Total Return	26.00%		16.10%	9.13%		31.86	% (3)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$8		$— (2)	$—	(2)	$—	(2)
Ratio of Expenses to Average Net Assets	1.51	% (4)	1.84%	1.72	% (4)	1.74	% (5)(4)
Ratio of Net Investment Income to Average Net Assets	0.02%		0.08%	7.10%		0.43	% (5)
Portfolio Turnover Rate	209.16%		114.71%	101.73%		92.92	% (6)

(1)  Computed using average shares outstanding throughout the period.

(2)  Amounts round to less than $1 (in thousands).

(3)  For the period February 1, 2003 (Commencement of Offering of N Class Shares) through October 31, 2003, and not indicative of a full year's operating results.

(4)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of average net assets, would have been 2,363.67% and 1,241.21% for the years ended October 31, 2006 and October 31, 2004, respectively, and 7,514.10% for the period February 1, 2003 (Commencement of Offering of N Class Shares) through October 31, 2003.

(5)  Annualized.

(6)  Represents the Fund's turnover for the year ended October 31, 2003.

(7)  Amount rounds to less than $0.01.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
the TCW Funds, Inc. (formerly TCW Galileo Funds, Inc.):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Asia Pacific Equities Fund (formerly TCW Galileo Asia Pacific Equities Fund), TCW Emerging Markets Equities Fund (formerly TCW Galileo Emerging Markets Equities Fund), TCW Emerging Markets Income Fund (formerly TCW Galileo Emerging Markets Income Fund), and TCW Global Equities Fund (formerly TCW Galileo Select International Growth Equities Fund), (the "TCW International Funds" (formerly the "TCW Galileo International Funds")) (four of twenty-three funds comprising the TCW Funds, Inc.) as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods in the period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the TCW International Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

December 22, 2006
Los Angeles, California

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2006 to October 31, 2006)
TCW Asia Pacific Equities Fund
I Class Shares
Actual	$1,000.00	$1,022.64	1.80%	$9.28
Hypothetical (5% return before expenses)	1,000.00	1,016.30	1.80%	9.25
TCW Emerging Markets Equities Fund
I Class Shares
Actual	$1,000.00	$948.39	1.91%	$9.48
Hypothetical (5% return before expenses)	1,000.00	1,015.70	1.91%	9.81
TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1,030.12	1.29%	$6.67
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.29%	6.64
N Class Shares
Actual	$1,000.00	$1,031.69	1.40%	$7.25
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.40%	7.20
TCW Global Equities Fund
I Class Shares
Actual	$1,000.00	$1,054.16	1.24%	$6.49
Hypothetical (5% return before expenses)	1,000.00	1,019.20	1.24%	6.38
N Class Shares
Actual	$1,000.00	$1,054.22	1.45%	$7.59
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.45%	7.46

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor's proxy voting guidelines, it will deliver the description that is disclosed in the Company's Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Company's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company's proxy voting record for the most recent twelve-month period ended June 30 is available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company's proxy voting record, it will send the information disclosed in the Company's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company's Form N-Q:

1.  By going to the SEC website at http://www.sec.gov.; or

2.  By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2006, the following funds paid a capital gain distribution within the meaning 852(b)(3)(c) of the Internal Revenue Code ("Code"). Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Asia Pacific Equities Fund	$0.48
TCW Emerging Markets Income Fund	$0.48

Under Section 854(b)(2) of the Code, the following funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for fiscal year ended October 31, 2006:

Qualified Dividend Fund	Income
TCW Asia Pacific Equities Fund	$163,716
TCW Emerging Markets Equities Fund	$226,452
TCW Global Equities Fund	$662,959

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2007, shareholders will receive the calendar year end tax information from the Funds' transfer agent. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreements

TCW Funds, Inc. (the "Company") and TCW Investment Management Company (the "Advisor") are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a "Fund") of the Company. The Advisor has entered into agreements ("Sub-Advisory Agreements") with Société Générale Asset Management International Limited to act as a sub-advisor to the TCW Emerging Markets Equities Fund and the TCW Global Equities Fund (previously named TCW Select International Growth Equities Fund), and with SG Asset Management (Singapore) Ltd. (collectively with Société Générale Asset Management International Limited, the "Sub-Advisors") to act as sub-advisor to the TCW Asia Pacific Equities Fund. At a meeting held on May 2, 2006, the Board of Directors of the Company re-approved the Advisory Agreement with respect to each Fund and the Sub-Advisory Agreements with respect to the TCW Asia Pacific Equities Fund, TCW Emerging Markets Equities Fund, and the TCW Global Equities Fund. Further, the Board approved the Advisory Agreement with respect to the newly organized TCW LifePlan Funds (consisting of four separate series of the Company which invest substantially all of their assets in the other Funds) on February 23, 2006, and the Advisory Agreement with respect to the newly organized series of the Company called the TCW Balanced Fund on August 22, 2006. The TCW LifePlan Funds and the TCW Balanced Fund are referred to herein as the "New Funds". The TCW LifePlan Funds had not commenced investment operations as of October 31, 2006. The Advisor and the Sub-Advisors provided materials to the Board for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are the factors considered by the Board in approving the Advisory Agreement and the Sub-Advisory Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The determinations were made on the basis of each Director's business judgment after consideration of all the information taken as a whole. Individual Director may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Approval of Advisory and Sub-Advisory Agreements

In evaluating the Advisory and Sub-Advisory Agreements, the Board including the Independent Directors, considered the following factors, among others:

Nature, Extent and Quality of Services. The Board considered the benefits to shareholders of continuing to retain the Advisor and the Sub-Advisors (and of initially retaining the Advisor with respect to the New Funds), particularly in light of the nature, extent, and quality of services provided or expected to be provided by the Advisor and the Sub-Advisors. The Board considered the ability of the Advisor and the Sub-Advisors to provide appropriate levels of support and resources to the Company, as applicable, and whether the Advisor and the Sub-Advisors have sufficiently qualified personnel. The Board noted the background and experience of the senior management and portfolio management personnel of the Advisor and the Sub-Advisors, and that the expertise and amounts of attention expected to be given to the Company by the Advisor and Sub-Advisors, as applicable, are substantial. The Board considered the ability of the Advisor and the Sub-Advisors to attract and retain qualified business professionals. The Board noted that the Sub-Advisors were chosen based on their expertise in certain foreign securities markets, and that such expertise is integral to the investment strategy of the sub-advised funds. The Board also considered the breadth of the compliance programs of the Advisor and the Sub-Advisors, as well as the compliance operations of the Advisor and the Sub-Advisors with respect to the Funds. In this regard, the Board noted the significant efforts of the Advisor's compliance staff in administering the Company's compliance program, and it took into consideration the assessment by the Company's Chief Compliance Officer of each Sub-Advisor's compliance program. The Board concluded that they were satisfied with the

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreements

nature, extent and quality of the investment management services anticipated to be provided by the Advisor and the Sub-Advisors under the Advisory Agreement and Sub-Advisory Agreements, as applicable.

Investment Performance. The Board considered information about each Fund's historical performance, including the Morningstar 15(c) Report (the "Report"), as well as certain expense information regarding the funds. The Board noted that, with certain exceptions, the performance of the funds determined over one, three, five, and ten year periods, as applicable, was at times above average for their category grouping (as determined in the Report) and was at times below average for their category grouping. The Diversified Value, Equities, Focused Equities, Large Cap Core, and Total Return Bond Funds performed above their respective category averages for the periods presented. The Aggressive Growth Equities, Emerging Markets Equities, High Yield Bond, Select International Growth Equities (now named Global Equities), and Value Added Funds performed below their respective category averages for the periods presented. The Board also noted, however, the performance analysis provided by the Advisor with respect to certain of these Funds. Based on this information, and in consideration of the steps management has taken to address underperformance of certain Funds relative to category averages, the Board concluded that the Advisor and the Sub-Advisors should continue to provide investment management services to the Funds, as applicable, consistent with the objectives and strategies of the Funds. The Board noted that it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any long-term underperformance as determined to be appropriate by the Board.

With respect to the New Funds, no actual performance information was considered by the Board because these Funds had not yet commenced investment operations, although the Board considered certain hypothetical performance information with respect to the TCW LifePlan Funds assuming various asset allocation strategies. The Board will receive quarterly performance information for the New Funds (as is the case for all of the Funds) once the New Funds commence investment operations.

Reasonableness of Advisory Fees and Profitability. The Board considered information in the Report and in the materials prepared by the Advisor regarding the advisory fees charged under other investment advisory contracts with the Advisor and other investment Advisors for other registered investment companies or other types of clients, as well as the total expenses of each of the Funds. The Independent Directors noted that the advisory fee charged to many of the Funds is higher than the advisory fee charged to certain separate accounts with similar strategies managed by the Advisor, but that, except for the Aggressive Growth Equities Fund (which was merged into the Growth Equities Fund), each Fund's advisory fee does not exceed the range of advisory fees charged to the other mutual funds contained in each Fund's respective peer groupings, based on information presented to the Board. The Board noted that the Aggressive Growth Equities Fund is in the process of merging with the Growth Equities Fund. The Board took into consideration that the Advisor agreed to reduce its investment advisory fee or pay the operating expenses of each Fund pursuant to certain expense limitation agreements. The Board also considered the cost of services to be provided and profits to be realized by the Advisor and Sub-Advisors and their affiliates from the relationship with the Company, including the overall financial soundness of the Advisor and Sub-Advisors.

The Board noted that the Advisor will not charge an investment management fee with respect the TCW LifePlan Funds, which will invest in shares of other Funds. However, the LifePlan Funds will bear a proportionate share of the expenses, including investment management fees, charged to the Funds in which they invest.

Based on their evaluation of this information, the Board concluded that the contractual management fees of the Funds under the Advisory Agreement and Sub-Advisory Agreements are fair and bear a reasonable

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreements

relationship to the services rendered. In connection with its consideration of the Sub-Advisory Agreements, the Board noted that the Sub-Advisors' fees are paid by the Advisor out of the fee the Advisor charges under the Advisory Agreement and are not paid directly by the Funds.

Economies of Scale. The Board considered the potential of the Advisor to experience economies of scale as the funds grow in size. The Independent Directors noted that the Advisor has agreed to certain expense limitation arrangements, which are designed to maintain the overall expense ratios of the funds at a competitive level. The Board concluded that in light of the information presented, the current fee structures reflected in the Advisory Agreement and each Sub-Advisory Agreement are appropriate.

Ancillary Benefits. The Board considered ancillary benefits to be received by the Advisor, the Sub-Advisors, and their affiliates as a result of the relationship of the Advisor and the Sub-Advisors with the Company, including soft dollar arrangements and compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor and the Sub-Advisors receive under the Advisory and Sub-Advisory Agreements, the Advisor and the Sub-Advisors could receive additional benefits from the Funds in the form of reports, research and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. With respect to the TCW LifePlan Funds, the Board noted that the growth of those Funds will result in the growth of the other Fund in which the LifePlan Funds invest, which would result in increased investment management fee revenue to the Advisor and other potential benefits associated with the growth of the Funds. The Board concluded that any potential benefits to be derived by the Advisor and the Sub-Advisors from their relationships with the funds are consistent with the services provided by the Advisor and the Sub-Advisors to the Funds.

Based upon these considerations, the Board of Directors, including the Independent Directors, approved the Advisory Agreement and each Sub-Advisory Agreement with respect to the Funds as proposed.

TCW Funds, Inc.

Directors and Officers of the Company

A board of eight directors is responsible for overseeing the operations of the 23 TCW Funds. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (70) c/o Paul Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit organization). Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young LLP for the Pacific Southwest Area.	Point 360 (audio visual services), Broadway National Bank (banking), TCW Strategic Income Fund, Inc. (closed-end fund).

Richard W. Call (82) 496 Prospect Terrace Pasadena, CA 91103	Mr. Call has served as a director of TCW Funds, Inc. since February 1994.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Strategic Income Fund, Inc. (closed-end fund).

Matthew K. Fong (52) Strategic Advisory Group 556 S. Fair Oaks Avenue Pasadena, CA 91105	Mr. Fong has served as a director of TCW Funds, Inc. since April 1999.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	Seismic Warning Systems, Inc., and TCW Strategic Income Fund, Inc. (closed-end fund).

John A. Gavin (75) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund), TCW Strategic Income Fund, Inc. (closed-end fund), and Hotchkis and Wiley Funds (mutual funds).

Patrick C. Haden (53) 10900 Wilshire Boulevard Los Angeles, CA 90024 Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Strategic Income Fund, Inc. (closed-end fund).

Charles A. Parker (72) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Parker has served as a director of TCW Funds, Inc. since April 2003.	Private Investor.	Horace Mann Educators Corp., trustee of the Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are "interested persons" of TCW Funds, Inc. ("Company") as defined in the 1940 Act because they are directors and officers of the Advisor, and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (62) 865 South Figueroa Street Los Angeles, CA. 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company, and Trust Company of the West.	Qualcomm Incorporated (wireless communications).

Thomas E. Larkin, Jr. (67) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	None

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Alvin R. Albe, Jr. (53)*	President and Chief Executive Officer	President, Chief Executive Officer and Director, the Advisor, Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc., and President, Chief Executive Officer and Director, TCW Strategic Income Fund, Inc.

Michael E. Cahill (55)*	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company and General Counsel, TCW Strategic Income Fund, Inc.

Charles W. Baldiswieler (48)*	Senior Vice President	Group Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company.

Hilary G.D. Lord (50)*	Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Ronald R. Redell (35)*	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Philip K. Holl (56)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.

David S. DeVito (43)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

George N. Winn (38)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company.

(1)  Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  *  Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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Investment Advisor

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

(800) FUND-TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

Independent Auditors

Deloitte & Touche, LLP

350 South Grand Avenue

Los Angeles, California 90071

Custodian & Administrator

Investors Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

TCW Brokerage Services

865 South Figueroa Street

Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Richard W. Call

Director

Matthew K. Fong

Director

John A. Gavin

Director

Thomas E. Larkin, Jr.

Director

Charles A. Parker

Director

Marc I. Stern

Director

Officers

Alvin R. Albe, Jr.

President and Chief Executive Officer

Charles W. Baldiswieler

Senior Vice President

Michael E. Cahill

Senior Vice President,

General Counsel and Assistant Secretary

David S. DeVito

Treasurer and Chief Financial Officer

Philip K. Holl

Secretary and Associate General Counsel

Hilary G.D. Lord

Senior Vice President and Chief

Compliance Officer

Ronald R. Redell

Senior Vice President

George N. Winn

Assistant Treasurer

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

1-800-FUND-TCW

(800-386-3829)

www.tcw.com

FUNDarINT1206

Item 2.                    Code of Ethics.  The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.  The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.                    Audit Committee Financial Expert.  The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management serving on its audit committee.

Item 4.                    Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2005	2006

$487,350	$503,360

(b) Audit-Related Fees Paid by Registrant

2005	2006

0	$0

(c) Tax Fees Paid by Registrant

2005	2006

$124,118	$88,192

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2005	2006

$61,696	$17,213

Fees in 2005 were principally for a review of registrant’s anti-money laundering policy.  Fees in 2006 were principally for review of the tax treatment of REMIC Securities.

(e) (1)      The registrant’s audit committee approves each specific service the auditor will perform for the registrant.  Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) None.

(h) Not applicable.

Item 5.                    Audit of Committee of Listed Registrants.  Not applicable.

Item 6.                    Schedule of Investments.  Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.                 Controls and Procedures.

(a)    The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                 Exhibits.

(a)      EX-99.CODE – Code of Ethics

(b)      EX-99.CERT – Section 302 Certifications (filed herewith).

EX-99.906CERT – Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	January 4, 2007

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	January 4, 2007